                                                                   Exhibit 10.39

NEITHER THIS NOTE NOR ANY SECURITIES WHICH MAY BE ISSUED UPON THE EXERCISE OF THE WARRANTS HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR OTHERWISE QUALIFIED UNDER ANY STATE SECURITIES LAW. NEITHER THIS NOTE NOR ANY SUCH SECURITIES MAY BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND REGISTRATION OR OTHER QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR OTHER QUALIFICATION IS NOT REQUIRED.

THIS NOTE IS SUBJECT TO THE TERMS OF THE SUBORDINATION AGREEMENT (AS DEFINED HEREIN IN SECTION 8) IN FAVOR OF PNC BANK, NATIONAL ASSOCIATION, AS AGENT FOR CERTAIN BANKS. NOTWITHSTANDING ANY CONTRARY STATEMENT CONTAINED IN THE WITHIN INSTRUMENT, NO PAYMENT ON ACCOUNT OF ANY OBLIGATION ARISING FROM OR IN CONNECTION WITH THE WITHIN INSTRUMENT OR ANY RELATED AGREEMENT (WHETHER OF PRINCIPAL, INTEREST OR OTHERWISE) SHALL BE MADE, PAID, RECEIVED OR ACCEPTED EXCEPT IN ACCORDANCE WITH THE TERMS OF THE SUBORDINATION AGREEMENT.

                            CECO Environmental Corp.
                            ------------------------
                        AMENDED AND RESTATED REPLACEMENT
                                 PROMISSORY NOTE
                                 ---------------

$500,000                                                             May 1, 2001

     WHEREAS, Harvey Sandler has prior to this date advanced $500,000 (the "Advance") to CECO Environmental Corp.

     WHEREAS, the terms of the Advance are set forth in a Replacement Promissory Note dated March 12, 2001 (the "Prior Note"), which Prior Note shall be cancelled and replaced by this Amended and Restated Replacement Promissory Note.

     FOR VALUE RECEIVED, the undersigned, CECO Environmental Corp. (the "Company"), a New York corporation, hereby promises to pay to the order of Harvey Sandler or registered assigns ("Holder"), the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) on the Maturity Date, as defined in
Section 1 below. This Note is part of a series of Notes of like tenor and effect to this Note in the aggregate principal amount of $5,000,000 to be issued in connection with a mezzanine financing by the Company (the "1999 Subordinated Notes").

     1. Maturity. This Note shall be due and payable upon the earlier to occur
        --------
of the following events (the "Maturity Date"): (i) six and one-half (6 1/2) years from December 7, 1999; (ii) six (6) months after repayment of the Superior Debt (as defined in Section 8 below); or (iii) the closing (any such closing referred to as the "Closing") of a Sale Transaction. For purposes of this Note, a Sale Transaction shall mean (i) a merger, consolidation, corporate reorganization, or sale of shares of stock of the Company as a result of which there is a change in control and/or the shareholders of the Company on the date hereof ("Current Shareholders") own 50% or less of the outstanding shares of the Company on a fully-diluted basis immediately after the transaction and, including as outstanding for purposes of such calculation, any warrants, options or other instruments convertible or exchangeable into equity securities of the Company issued to persons other than the Current Shareholders in connection with the transaction or (ii) the sale of
(A) fifty percent or more of the assets of the Company or (B) any subsidiary, division or line of business of the Company for total consideration in excess of $5 million.

     2. Interest. Interest shall accrue on the unpaid principal balance hereof
        --------
and on any interest payment that is not made when due at the simple compounded rate of twelve percent (12%) per annum from the date hereof. Accrued Interest shall be due and payable on June 30 and December 31 of each year commencing June 30, 2000 and on the Maturity Date. Notwithstanding the foregoing, interest due under this note on June 30, 2000 and December 31, 2000, will be paid in accordance with the terms of the Subordination Agreement. It shall not be a default hereunder and interest will not accrue on any portion of such interest payments deferred pursuant to the Subordination Agreement ("Deferred Interest") so long as the Deferred Interest is paid at the time and in the manner allowed by the Subordination Agreement. In the Event of Default (as defined herein), interest shall accrue on all unpaid amounts due hereunder including without limitation, interest, at the rate of fifteen percent (15%) per annum. If a judgment is entered against the Company on this Note, the amount of the judgment so entered shall bear interest at the highest rate authorized by law as of the date of the entry of the judgment.

     3. Payments. Payments of both principal and interest shall be made at the
        --------
principal executive office of the Company, or such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

          So long as no Event of Default has occurred in this Note, all payments hereunder shall first be applied to interest, then to principal. Upon the occurrence of an Event of Default in this Note, all payments hereunder shall first be applied to costs pursuant to Section 13.5, then to interest and the remainder to principal.

     4. Registration, Transfer and Exchange of Notes. The Company will keep at
        --------------------------------------------
its principal office a register in which it will provide for the registration of and transfer of this Note, at its own expense (excluding transfer taxes). If any
Note is surrendered at said office or at the place of payment named in the Note for registration of transfer or exchange (accompanied in the case of registration of transfer or exchange by a written instrument of transfer in form satisfactory to the Company duly executed by or on behalf of the holder), the Company, at its expense, will deliver in exchange one or more new Notes in denominations of $10,000 or larger multiples of $1,000, as requested by the holder for the aggregate unpaid principal amount. Any Note or Notes issued in a transfer or exchange shall carry the same rights to increase Notes surrendered. The Holder agrees that prior to making any sale, transfer, pledge, assignment, hypothecation, or other disposition (each, a "Transfer") of the Note, the Holder shall give written notice to the Company describing the manner in which any such proposed Transfer is to be made and providing such additional information and documentation regarding the Transfer as the Company reasonably requests. If the Company so requests, the Holder shall at his expense provide the Company with an opinion of counsel (which counsel must be reasonably satisfactory to the Company, to the holder, in form and substance satisfactory to the Company) that the proposed Transfer complies with applicable federal and state securities laws. The Company shall have no obligation to Transfer any Notes unless the holder thereof has complied with the foregoing provisions, and any such attempted Transfer shall be null and void.

     5. Registered Owner. Prior to due presentation for registration of
        ----------------
transfer, the Company may treat the person in whose name any Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal of, and interest on, such Note and for all other purposes.

     6. Prepayment.
        ----------

          6.1 Optional Prepayment. The Company, at its option and without any
              -------------------
     premium, may prepay in whole or in part the principal amount of this Note at 100% of the face value of the Note at any time; provided, however, that if the Company intends to prepay any one or more of the 1999 Subordinated Notes in part, it shall prepay the same percentage of each outstanding 1999 Subordinated Note. The Company shall, at the time of any such prepayment, pay to the holder of this Note all interest accrued and unpaid to the Prepayment Date (defined below). Notwithstanding the foregoing, once a notice of the Closing of a Sale Transaction pursuant to Section 13.4 has been sent to the Holder, the Company may not prepay this Note prior to the Closing of a Sale Transaction, or until the Sale Transaction has been formally abandoned.

          6.2 Notice of Prepayment. At least five (5) but not more than fifteen
              --------------------
     (15) days prior to the date fixed for any prepayment, written notice shall be given to the holders of the 1999 Subordinated Notes of the election of the Company to prepay all or a specified portion of the principal amount of the Note (the "Prepayment Notice.") The Prepayment Notice shall specify the date upon ("Prepayment Date") and the place at which, payment may be obtained and shall call upon the Holder to surrender this Note to the Company in the manner and at the place designated. On the Prepayment Date, the Holder shall surrender this Note to the Company in the manner and at the place designated in the Prepayment Notice, and thereupon prepayment shall be made to Holder and this Note shall be cancelled. In the event that less than all of the principal amount of this Note is prepaid, upon surrender of this Note to the Company, the Company shall execute and deliver to Holder a new Note or Notes in principal amount equal to the unpaid principal amount of this Note.

          6.3 Cessation of Rights. From and after the Prepayment Date, unless
              -------------------
     there has been a default under the Prepayment Notice, all interest on the redeemed principal amount shall cease to accrue and all rights of Holder as a Holder of this Note shall cease with respect to the principal amount prepaid and, with respect to such amount, this Note thereafter shall not be deemed to be outstanding for any purpose whatsoever. By acceptance of this Note, Holder agrees to execute and deliver such documents as may be reasonably requested from time to time by the Company in order to implement the foregoing provisions of this Section.

     7. Warrant Coverage. Holder shall receive, on the date hereof, ten-year
        ----------------
warrants (the "Warrants) to purchase 100,000 shares of common stock of the Company ("Common Stock"). The exercise price of the Warrants shall be $2.25 per share of Common Stock of the Company ("Exercise Price") and shall become exercisable six months after the date hereof. The Warrants shall contain the terms and shall be in the form attached hereto, as Exhibit A.

     The holders of the Warrant shall have registration rights in accordance with the terms as set forth in the a Warrant Agreement in the form attached as Exhibit B.

     8. Subordination. The indebtedness evidenced by this Note shall at all
        -------------
times be wholly subordinate and junior in right of payment to all obligations of the Company under or in connection with the Credit Agreement of even date herewith ("Superior Debt") among the Company as guarantor, the borrowers CECO Group Inc., CECO Filters, Inc., Air Purator Corporation, New Bush Co., Inc., U.S. Facilities Management, Inc., The Kirk & Blum Manufacturing Company, and kbd/Technic, Inc., and the lenders PNC Bank, National Association and various other financial institutions, upon the terms and conditions contained in the Subordination Agreement between Green Diamond Oil Corp., Harvey Sandler, ICS Trustee Services, Ltd., and PNC Bank, National Association and various other financial institutions of even date herewith (the "Subordination Agreement").

     9. Repayment of Notes. In the event the Company completes an equity
        ------------------
financing or offering or a series of equity financing or offerings for a total consideration in excess of $10,000,000, then twenty-five percent (25%) of all such consideration in excess of $10,000,000 shall be used immediately, upon receipt by the Company, to pre-pay the 1999 Subordinated Notes, provided such prepayment shall be made proportionately among the 1999 Subordinated Notes until the 1999 Subordinated Notes are paid in full.

     10. Covenants of the Company. The Company covenants and agrees that it
         ------------------------
shall not, without the prior written approval of the Holders of a majority of the aggregate principal amount outstanding of the 1999 Subordinated Notes ("Majority Holders"):

          10.1 Obtain or incur any indebtedness or other monetary obligations that are senior to or on parity with the Notes, other than the Superior Debt.

          10.2 Allow, suffer or cause to exist any lien, claim, security interest or encumbrance on the Company's property or assets, other than with respect to the Superior Debt and purchase money indebtedness incurred in the ordinary course of business.

          10.3 Enter into any arrangement or agreement involving the merger or consolidation of the Company.

          10.4 Use the proceeds from the sale of the 1999 Subordinated Notes other than in the ordinary course of its business for general corporate purposes including lending monies to any of its subsidiaries. The Company also covenants and agrees that it shall operate its business in the ordinary course.

     11. Events of Default.
         -----------------

          11.1 Occurrences of Events of Default. Each of the following events
               --------------------------------
     shall constitute an "Event of Default" for purposes of this Note:

               (a) if the Company fails to pay any amount payable, under this Note when due;

               (b) if the Company breaches any of its representations, warranties or covenants set forth in this Note or the Warrant Agreement;

               (c) the commencement of an involuntary case against the Company or its subsidiary or any of its subsidiaries under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the appointing of a receiver, liquidator, assignee, custodian, trustee or similar official of the Company or for any substantial part of the Company or one of its subsidiary's property, or ordering the winding-up or liquidation of the Company or one of its subsidiary's affairs;

               (d) if the Company or any of its subsidiaries shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or similar official of the Company or its subsidiary or for any substantial part of the Company or one of its subsidiary's property, or shall make any general assignment for the benefit of creditors, or shall take any corporate action in furtherance of any of the foregoing; or

               (e) if the Company's business shall fail, as determined in good faith by the Majority Holders and evidenced by the Company's inability to pay its ongoing debts as such debts become due.

          11.2 Acceleration Upon Event of Default. If any Event of Default shall
               ----------------------------------
     have occurred and be continuing, for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise), the unpaid principal amount of, and the accrued interest on, the Notes shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Company.

     12. Investment Representations of the Holder. With respect to the purchase
         ----------------------------------------
of this Note, the Common Stock issuable upon the exercise of the Warrants (collectively, the "Securities"), the Holder hereby represents and warrants to the Company as follows:

          12.1 Experience. The Holder has substantial experience in evaluating
               ----------
     and investing in private placement transactions of securities in companies similar to the

     Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

          12.2 Investment. The Holder is acquiring the Securities for investment
               ----------
     for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Holder understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended ("Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder's representations as expressed herein. The holder is an "accredited investor" within the meaning of Regulation D, Section 501(a), promulgated by the Securities and Exchange Commission.

          12.3 Rule 144. The Holder acknowledges that the Securities must be
               --------
     held indefinitely unless subsequently registered under the Securities Act, or unless an exemption from such registration is available. The Holder understands that at this time the Company is not under any obligation to register any of the Securities. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act that permit limited resale of securities purchased in a private placement subject to satisfaction of certain conditions.

          12.4 No Public Market. The Holder understands that no public market
               ----------------
     now exists for any of the Securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Securities.

          12.5 Access to Data. The Holder has had an opportunity to discuss the
               --------------
     Company's business, management and financial affairs with the Company's management and has also had an opportunity to ask questions of the Company's officers, which questions were answered to its satisfaction.

     13. Miscellaneous.
         -------------

          13.1 Invalidity of Any Provision. If any provision or part of any
               ---------------------------
     provision of this Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Note and this Note shall be construed as if such invalid, illegal or unenforceable provisions or part hereof had never been contained herein, but only to the extent of its invalidity, illegality or unenforceability.

          13.2 Governing Law. The Note shall be governed in all respects by the
               -------------
     laws of the State of New York, excluding its conflict of laws.

          13.3 Notices. Any notice or other communication required or permitted
               -------
     hereunder shall be in writing and shall be deemed to have been duly given
     (i) on the date of delivery if delivered personally, (ii) one (1) business day after transmission by facsimile transmission with a written confirmation copy sent by first class mail, or (iii) five (5) days after mailing if mailed by first class mail, to the following addresses:

          If to the Company:        CECO Environmental Corp.
                                    505 University Avenue, Suite 1400
                                    Toronto, Ontario M5G 1X3
                                    CANADA
                                    Attention: Phillip DeZwirek

          And if to the Holder, to the address or facsimile number of Holder as set forth on the Company's records, or such other address as the Holder has provided to the Company by notice duly given, with a copy to Lawrence N. Rosen, Esq., Lawrence N. Rosen, P.A., 2925 Aventura Boulevard, Suite 308, Aventura, Florida 33180.

          13.4 Notice of a Sale Transaction. The Company shall give all Holders
               ----------------------------
     of Notes notice of the Closing of a Sale Transaction at least thirty (30) days prior to such Closing.

          13.5 Collection. If the indebtedness represented by the Note or any
               ----------
     part thereof is collected at law or in equity or in bankruptcy, receivership or other judicial proceedings or if the Note is placed in the hands of attorneys for collection after the occurrence of an Event of Default, the Company agrees to pay, in addition to the outstanding principal and accrued interest payable hereon, reasonable attorneys' fees and costs incurred by the Holder, or on behalf of the Holder by a representative of the Holder.

          13.6 Successors and Assigns. The rights and obligations of the Company
               ----------------------
     and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

          13.7 Waivers. The Company and any endorsers, sureties, guarantors, and
               -------
     all others who are, or may become liable for the payment hereof severally:
     (a) waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, (b) consent to all extensions of time, renewals, postponements of time of payment of this Note or other modifications hereof from time to time prior to or after the maturity date hereof, whether by acceleration or in due course, without notice, consent or consideration to any of the foregoing, (c) agree to any substitution, exchange, addition, or release of any of the security for the indebtedness evidenced by this Note or the addition or release of any party or person primarily or secondarily liable hereon, (d) agree that Holder shall not be required first to institute any suit, or to exhaust its remedies against the Company or any other person or party to become liable hereunder or against the security in order to enforce the payment of this Note and (e) agree that, notwithstanding the occurrence of any of the foregoing (except by the express written release by Holder of any such person), the Company shall be and remain, directly and primarily liable for all sums due under this Note.

          13.8 Time. Time is of the essence in this Note.
               ----

          13.9 Captions. The captions of sections of this Note are for
               --------
     convenient reference only, and shall not affect the construction or interpretation of any of the terms and provisions set forth in this Note.

          13.10 Number and Gender. Whenever used in this Note, the singular
                -----------------
     number shall include the plural, and the masculine shall include the feminine and the neuter, and vice versa.

          13.11 Remedies. All remedies of the Holder shall be cumulative and
                --------
     concurrent and may be pursued singly, successively, or together at the sole discretion of the Holder and may be exercised as often as occasion therefor shall arise. No act of omission or commission of the Holder, including specifically any failure to exercise any right, remedy or recourse shall be effective unless it is set forth in a written document executed by the Holder and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing as a bar to or as a waiver or release of any subsequent right, remedy, or recourse as to any subsequent event.

          13.12 No Waiver by Holder. The acceptance by Holder of any payment
                -------------------
     under this Note which is less than the amount then due or the acceptance of any amount after the due date thereof, shall not be deemed a waiver of any right or remedy available to Holder nor nullify the prior exercise of any such right or remedy by Holder. None of the terms or provisions of this Promissory Note may be waived, altered, modified or amended except by a written document executed by Holder and then only to the extent specifically recited therein. No course of dealing or conduct shall be effective waive, alter, modify or amend any of the terms or provisions hereof. The failure or delay to exercise any right or remedy available to Holder shall not constitute a waiver of the right of the Holder to exercise the same or any other right or remedy available to Holder at that time or at any subsequent time.

          13.13 Submission to Jurisdiction. BORROWER, AND ANY ENDORSERS,
                --------------------------
     SURETIES, GUARANTORS AND ALL OTHERS WHO ARE, OR WHO MAY BECOME, LIABLE FOR THE PAYMENT HEREOF SEVERALLY, IRREVOCABLY AND UNCONDITIONALLY (A) AGREE THAT ANY SUIT, ACTION, OR OTHER LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OTHER AGREEMENT, DOCUMENT OR INSTRUMENT DELIVERED PURSUANT TO, OR IN CONNECTION WITH THIS NOTE SHALL BE BROUGHT AND MAINTAINED IN THE COURTS IN AND FOR NEW YORK COUNTY, NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; (B) CONSENT TO THE JURISDICTION OF EACH SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING; AND (C) WAIVE ANY OBJECTION WHICH IT OR THEY MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION, OR PROCEEDING IN ANY OF SUCH COURTS.

          13.14 Waiver of Trial by Jury. HOLDER AND BORROWER HEREBY KNOWINGLY,
                -----------------------
     IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS NOTE, OR

     ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR HOLDER TO MAKE THE LOAN EVIDENCED BY THIS NOTE.

          3.15 This Note is issued, in part, in replacement of the Prior Note. The indebtedness evidenced by the Prior Note has not been paid; instead this Note is issued in substitution for the Prior Note and the unpaid indebtedness evidenced thereby continues to be outstanding and is intended to be evidenced hereby.

                                       CECO ENVIRONMENTAL CORP.


                                       By:         /s/  Phillip DeZwirek
                                                --------------------------------
                                                Phillip DeZwirek, President